________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [x] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SONICS & MATERIALS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[x] $125  per Exchange Act Rules  0-11(c)(1)(ii), 14a-6(i)(1), 14a-(6)(i)(2), or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per  each  party to  the  controversy  pursuant to  Exchange  Act  Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset was provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
   2) Form, Schedule or Registration Statement No.:
   3) Filing Party:
   4) Date filed:

________________________________________________________________________________

                            SONICS & MATERIALS, INC.
                               W. KENOSIA AVENUE
                               DANBURY, CT 06810
                                 (203) 744-4400

                       ---------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, NOVEMBER 13, 1996
                       ---------------------------------

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of SONICS & MATERIALS, INC. (the 'Company') which will be held at the Ethan Allen Inn, 21 Lake Avenue Ext., Danbury, Connecticut 06810, on Wednesday, November 13, 1996, at 10 a.m. local time. The meeting is to be held for the following purposes:

          1. To elect six directors, each for a term of one year or until their respective successors are elected and qualified;

          2. To ratify the appointment by the Board of Directors of Grant Thornton LLP as independent accountants for the fiscal year 1997; and

          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These items are fully discussed in the following pages, which will be made part of this Notice. Only stockholders of record on the books of the Company at the close of business on October 4, 1996 will be entitled to vote at the meeting. The transfer books of the Company will not be closed. A list of stockholders entitled to vote will be available for inspection at the offices of the Company, W. Kenosia Avenue, Danbury, Connecticut 06810, for 10 days prior to the Annual Meeting.

     Stockholders are requested to sign, date and return the enclosed proxy as soon as possible. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Secretary, Sonics & Materials, Inc., W. Kenosia Avenue, Danbury, Connecticut 06810.

                                          By Order of the Board of Directors

                                          LAUREN H. SOLOFF

                                          Lauren H. Soloff
                                          Secretary
Danbury, Connecticut
October 8, 1996

                            SONICS & MATERIALS, INC.
                               W. KENOSIA AVENUE
                               DANBURY, CT. 06810
                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------
                      1996 ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited by the Board of Directors of Sonics & Materials, Inc. (the 'Company') for use in voting at the Annual Meeting of Stockholders to be held at the Ethan Allen Inn, 21 Lake Avenue Ext., Danbury, Connecticut 06810, on Wednesday, November 13, 1996, at 10 A.M. local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.

VOTING AND REVOCABILITY OF PROXIES

     The persons named in the enclosed form of Proxy will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted FOR proposals 1 and 2 listed below and, in the best judgment of the persons named in the enclosed proxy, will be voted on any other matters as may come before the meeting. Any stockholder who executes a proxy has the power to revoke the same at any time before it is voted by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a Proxy should be sent to Secretary, Sonics & Materials, Inc., W. Kenosia Avenue, Danbury, Connecticut 06810. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

     The principal executive offices of the Company are located at W. Kenosia Avenue, Danbury, Connecticut 06810. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is Friday, October 11, 1996.

RECORD DATE AND SHARE OWNERSHIP

     Only holders of shares ('Shares') of Common Stock, par value $.03 per share ('Common Stock'), of record at the close of business on October 4, 1996 are entitled to vote at the meeting. On the record date there were outstanding 3,500,100 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. The holders of a majority of the issued and outstanding Shares, present in person or represented by proxy, shall constitute a quorum.

     The affirmative vote of a plurality of the votes cast by all stockholders entitled to vote thereon is required to elect directors (Proposal No. 1). Therefore, those nominees (up to the number of directors to be elected) receiving the highest number of votes will be elected. The affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon is required to ratify the appointment by the Board of Directors of the independent auditors (Proposal No. 2) and to act upon any other matter as may properly come before the meeting or any adjournment thereof. Both abstentions and proxy holders with authority to vote on at least one matter scheduled to come before the meeting are counted as

'present' for the purposes of determining whether there is a quorum for the meeting. Abstentions have the effect of a negative vote on proposals requiring the approval of a majority of the Common Stock and, due entirely to the method of calculating a plurality, have no effect on the election of directors. Because broker nonvotes are not entitled to a vote, they are not considered in any way when determining whether any proposal for which the broker withheld authority was approved.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     At the meeting, six Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying form of Proxy will be voted for the election as Directors of the six persons named below, unless the Proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

INFORMATION REGARDING EACH NOMINEE

ROBERT S. SOLOFF
AGE: 57 FIRST ELECTED DIRECTOR: 1969
PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY
MEMBER OF STOCK OPTION COMMITTEE AND AUDIT COMMITTEE

     Mr. Soloff founded the Company in 1969 and has served as its Chairman, President and a Director since then. From 1960 to 1961, he was employed as an Assistant Project Engineer by Kearfott-Singer, Inc. designing ultrasonic oil burners and investigating the use of ultrasonic energy for various industrial applications. From 1962 until 1969, Mr. Soloff held a variety of positions with Branson Sonic Power Company, a major manufacturer of ultrasonic devices. These positions included laboratory manager for new products and applications, New York Metro district sales manager and manager of new product development. Mr. Soloff is currently serving as a director of the Ultrasonic Industry Association. He is a 1960 graduate of Cooper Union where he earned a bachelor of science degree in mechanical engineering.

ALAN BROADWIN
AGE: 61 FIRST ELECTED DIRECTOR: 1995
MEDICAL DEVICE INDUSTRY CONSULTANT
MEMBER OF AUDIT COMMITTEE

     Mr. Broadwin has acted as an independent consultant in the medical device field from 1993 to date. He also currently serves the Company as a consultant on medical products, focusing on its ultrasonic surgical instruments. In 1988, he joined Valleylab, Inc. and continued in its employ until 1993 holding various positions, including director of ultrasonic technology and director of engineering. Mr. Broadwin holds both bachelor of arts and bachelor of science (mechanical engineering) degrees from Columbia University and a masters in science (industrial engineering) degree from the Stevens Institute of Technology.

JACK TYRANSKY
AGE: 51 FIRST ELECTED DIRECTOR: 1995
PARTNER, ALLEN & TYRANSKY
MEMBER OF STOCK OPTION COMMITTEE AND AUDIT COMMITTEE

     Mr. Tyransky has been a partner in Allen & Tyransky, a Connecticut certified public accounting firm since 1975. This firm served as the Company's certified public accountants from 1988 to 1994. He holds a bachelor of science degree in accounting from the University of Maryland and a masters degree in science (taxation) from the University of Hartford.

CAROLE SOLOFF
AGE: 54 FIRST ELECTED DIRECTOR: 1969
PRESIDENT, MUSINGS

     Mrs. Soloff, the wife of Robert Soloff, has been a director of the Company since its founding in 1969. Mrs. Soloff is currently the owner and founder of Musings, a company that makes and markets ceramics, which she started in 1993. She has taught French in several junior and senior high schools in New York and Connecticut. Mrs. Soloff has been engaged as a counselor in various mental health programs at the Bronx Psychiatric Center, Hudson River Counseling Service and Danbury Hospital. She has also been a research assistant at Sloan-Kettering Cancer Research Foundation. She holds a bachelor of arts degree from Brooklyn College of the City University of New York and a masters degree in education from the University of Bridgeport.

LAUREN H. SOLOFF
AGE: 30 FIRST ELECTED DIRECTOR: 1995
VICE PRESIDENT OF LEGAL AFFAIRS AND INVESTOR RELATIONS OF THE COMPANY SECRETARY OF THE COMPANY

     Ms. Soloff, the daughter of Robert and Carole Soloff, joined the Company in early 1995 as Corporate Counsel, Secretary and a Director. In May of 1996, Ms. Soloff was promoted to Vice President of Legal Affairs and Investor Relations. From 1993 to 1994, she was employed by the Connecticut law firm of Siegel, O'Connor, Schiff and Zangari as an associate specializing in litigation for labor and employment matters. From 1991 to 1993, she served as a staff attorney for the Office of Solicitor of the U.S. Department of Labor where she was responsible for all aspects of appellate litigation as well as other litigation and counseling duties. Ms. Soloff is a member of the New York and Connecticut bars. She has a bachelor of arts degree from Tufts University and a juris doctorate from the Washington College of Law, American University.

STEPHEN J. DRESCHER
AGE: 33 NOMINEE FOR DIRECTOR: 1996
DIRECTOR OF CORPORATE FINANCE, MONROE PARKER SECURITIES

     Mr. Drescher is presently the Director of Corporate Finance for Monroe Parker Securities. From 1993 to 1996, he was the President and Chief Executive Officer of Judicate, Inc., (a diversified company). Since 1994, he has been on the Board of Directors of DualStar Technologies Corporation (a mechanical and electronics contractor). He holds a bachelor of arts degree and a juris doctorate from the University of Miami.

     During the fiscal year ended June 30, 1996, there were three regular meetings of the Board of Directors and the Board acted by unanimous written consent twice during the same period. One hundred percent of the directors of the Corporation attended all of the meetings of the Board of Directors.

     The Audit Committee, which was formed by the Board on February 8, 1996, recommends for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed and monitors the effectiveness of the audit effort, the Company's internal financial and accounting organization and controls and financial reporting. The Audit Committee did not meet during fiscal year 1996. The members of the Audit Committee are Jack Tyransky, Alan Broadwin and Robert Soloff.

     The Stock Option Committee, formed by the Board on September 29, 1995, administers the Company's Incentive Stock Option Plan, as amended (the 'Option Plan'), including the review and grant of stock options to all eligible employees under such Plan. Its members are Jack Tyransky and Robert Soloff. The Stock Option Committee did not meet in fiscal 1996.

     The Board of Directors does not have an executive committee, nominating committee or compensation committee.

     The Company's non-employee directors are paid a fee of $300 for attendance at each of its Board of Directors meetings plus related expenses. In addition, directors Alan Broadwin and Jack Tyransky were granted in fiscal 1996 qualified stock options under the Company's Option Plan for 1,000 shares of Common Stock. Mr. Broadwin also received compensation from the Company in fiscal 1996 for his work as an independent consultant in the medical device field. Mr. Drescher was granted an option to purchase 10,000 shares of the Company's Common Stock and 10,000 Warrants to purchase Common Stock from Monroe Parker Securities, the underwriter of the Company's initial public offering. See 'Certain Relationships and Related Transactions.'

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended June 30, 1996, 1995 and 1994, the annual and long-term compensation for the Company's chief executive officer and its vice president of marketing ('the named executives'). These were the only employees whose annual compensation exceeded $100,000 for the fiscal year ended June 30, 1996.

SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         ------------
                                                            ANNUAL COMPENSATION           SECURITIES
                                                    -----------------------------------   UNDERLYING
                                                      BASE               OTHER ANNUAL      OPTIONS/     ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR    SALARY     BONUS   COMPENSATION(1)    SARs(#)     COMPENSATION
-------------------------------------------- ----   --------   -------  ---------------  ------------  ------------

Robert Soloff .............................. 1996   $180,000   $     0      $15,111                      $      0
  Chairman of the Board, President and Chief 1995    150,000    35,000       20,200                       160,000(2)
  Executive Officer                          1994    131,900    40,000       20,500                       357,000(2)

Richard Berger(3) .......................... 1996     87,000    58,766        5,878         10,000              0
  Vice President, Marketing                  1995     83,600    36,900        6,000                       150,000(4)
                                             1994     81,300    34,400        8,300                             0

------------

(1) Represents compensation for excess life insurance premium and personal use of company autos. Includes executive insurance benefits for Mr. Soloff and profit sharing awards for Mr. Berger.

(2) Represents amounts paid to stockholder for taxes due on S corporation income. This practice is now discontinued based on the Company's status as a C corporation.

(3) Mr. Berger (age 53) joined the Company in 1983 as Product Manager and in 1984 became Vice President of marketing and has continued in that capacity since that date. From 1972 to 1983, he was employed by Branson Sonic Power Company in a variety of positions, including Product Specialist, Product Manager and Marketing Director for Fabric and Film Sealing, and Marketing Director for Packaging and Textile Equipment. Mr. Berger holds a bachelor of arts and masters degrees in business administration from the University of New Haven.

(4) Represents amounts paid by the Company to repurchase non-qualified stock options for 50,000 shares of the Company's Common Stock.

OPTION AND STOCK APPRECIATION RIGHTS

                                          OPTION/SAR GRANTS IN FISCAL 1996

                                                            NUMBER OF       % OF TOTAL
                                                            SECURITIES     OPTIONS/SARS
                                                            UNDERLYING      GRANTED TO     EXERCISE OR
                                                           OPTIONS/SARs    EMPLOYEES IN    BASE PRICE     EXPIRATION
                          NAME                              GRANTED(#)     FISCAL 1996      ($/SH)(1)        DATE
--------------------------------------------------------   ------------    ------------    -----------    ----------

Robert S. Soloff........................................           0          --              --             --
Richard Berger..........................................      10,000            14.4%         $5.00        02/23/01

------------

(1) The options were granted under the Company's Option Plan on February 23, 1996. The exercise price is the fair market value of the underlying stock on the date the options were granted. The options vest 1/3 per year for each of the three years following the date of grant.

EMPLOYMENT CONTRACTS

     Effective July 1, 1995, the Company entered into an employment agreement with Robert S. Soloff, who is serving as the Company's President for an initial term expiring June 30, 1998 at an annual base salary of $180,000, $198,000 and $218,000 in each of the three years, respectively. Such base salary may be increased at the discretion of the Board of Directors through (i) any bonus arrangement provided by the Company in its discretion and (ii) other compensation or employee benefit plans and arrangements, if any, provided to other officers and key employees of the Company. Such bonuses will be determined by the non-employee members of the Board of Directors who will take into account the performance of Mr. Soloff and the Company in making such determination. Such bonuses may not exceed 10% of Mr. Soloff's annual compensation for three years. Mr. Soloff is subject to a two-year covenant not to compete with the Company that begins July 19, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Under the Company's bank line of credit, Robert Soloff and Carole Soloff had personally guaranteed all amounts outstanding under such line of credit. Upon the successful completion of the Company's initial public offering in February 1996, such personal guarantees were terminated.

     In May 1989, the Company granted a non-qualified stock option for 10,976 shares of its Common Stock to Daniel Grise, the Vice President of Operations of the Company, at an exercise price of $.31 per share. In January 1994, the Company granted to Lauren H. Soloff, an officer and director of the Company, non-qualified stock options for 274,390 shares of its Common Stock at an exercise price of $1.03 per share. These options and their exercise prices have been adjusted for the two stock splits which took place prior to the Company's initial public offering.

     On June 29, 1995, Sonics made a distribution of $500,000 to Mr. Soloff, representing a portion of retained earnings accumulated by the Company while an S corporation. Such $500,000 was used by Mr. Soloff to purchase a certificate of deposit from the Company's bank. The certificate of deposit was pledged by Mr. Soloff to the bank as additional security for the Company's $500,000 demand note. Upon completion of the Company's initial public offering, such certificate no longer served as security for the Company's borrowings. Upon completion of the initial public offering, the remainder of the S corporation retained earnings, approximately $2,509,000, was reclassified as paid-in capital as if the earnings had been distributed to Mr. Soloff and then contributed to the Company.

     During the period from July 1, 1995 through the termination of the Company's S corporation status, the Company made distributions to Mr. Soloff of approximately $496,000, including an adjustable note payable to Mr. Soloff of $450,000, to cover estimated personal income taxes on the Company's S corporation income.

     Stephen Drescher, a nominee for director, is the Director of Corporate Finance for Monroe Parker Securities, which served as the underwriter for the Company's initial public offering in February 1996. In February 1996, Monroe Parker Securities granted to Mr. Drescher an option to purchase 10,000 shares of the Company's Common Stock and 10,000 Warrants to purchase Common Stock. Mr. Drescher's option is subject to the same terms as conditions as Monroe Parker Securities's option discussed below.

     In connection with the public  offering, Monroe Parker Securities  received
(i) an underwriting discount of $.50 per share and $.015 per warrant, or $525,925; (ii) an option to purchase 100,000 shares of Common Stock and 100,000 Warrants to purchase Common Stock exercisable over a period of four years commencing February 26, 1997, at exercise prices of $8.25 per share of Common Stock and $.25 per warrant; (iii) a 3% non-accountable expense allowance of $157,778; and (iv) a two-year consulting agreement pursuant to which Monroe Parker Securities received fees aggregating $100,000, together with possible finder's fees on certain future transactions. The Company also granted to Monroe Parker Securities the right to appoint one person to serve on its Board of Directors or to function as an observer at meetings of the Board, subject to the Company's approval. Mr. Drescher was recommended by Monroe Parker Securities for election to the Board. In addition, the Company and Monroe Parker Securities agreed to indemnify each other against certain liabilities under the Securities Act of 1933.

     Upon the exercise of any outstanding warrants to purchase the Company's Common Stock, the Company will pay Monroe Parker Securities a fee of 4% of the aggregate exercise price if (i) the market price of its Common Stock on the date the Warrant is exercised is greater than the then exercise price of the Warrants; (ii) the exercise of the Warrants was solicited by a member of NASD;
(iii) the Warrant is not held in a discretionary account; (iv) disclosure of compensation arrangements was made both at the time of the initial public offering and at the time of exercise of the Warrants; (v) the solicitation of the exercise of the Warrants was not in violation of Rule 10b-6 promulgated under the Securities Exchange Act of 1934; and (vi) no fee will be paid on non-solicited exercises.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the Company's Common Stock owned as of October 4, 1996 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and nominee for director, (iii) each named executive officer, and
(iv) all executive officers and directors as a group.

                                                                                           WARRANTS TO PURCHASE
                                                                   COMMON STOCK                COMMON STOCK
                                                             -------------------------   -------------------------
                                                             AMOUNT AND                  AMOUNT AND
                                                             NATURE OF                   NATURE OF
                    NAME AND ADDRESS OF                      BENEFICIAL     PERCENTAGE   BENEFICIAL     PERCENTAGE
                    BENEFICIAL OWNER(1)                      OWNERSHIP        OWNED      OWNERSHIP        OWNED
-----------------------------------------------------------  ----------     ----------   ----------     ----------

Robert S. Soloff...........................................  2,500,000          71.4%           0          *
Richard H. Berger..........................................     10,000 (2)     *                0          *
Lauren H. Soloff...........................................    274,390 (3)       7.3%           0          *
Carole Soloff..............................................          0         *                0          *
Jack T. Tyransky...........................................      1,000 (2)     *                0          *
Alan Broadwin..............................................      1,100 (2)     *                0          *
Stephen J. Drescher........................................     10,000 (4)     *           10,000(4)       *
All executive officers and directors as a group (8
  persons)(2)(5)...........................................  2,817,466          73.6%      10,000          *

------------

*  Indicates less than one percent.

(1) The address of each such person is c/o Sonics & Materials, Inc., W. Kenosia Avenue, Danbury CT 06810 and except as otherwise set forth in the footnotes below, all shares are beneficially owned and the sole voting and investment power is held by the persons named.

(2) Represents or includes qualified stock options granted under the Company's Option Plan.

(3) Represents shares of Common Stock issuable upon exercise of currently exercisable non-qualified stock options granted to Ms. Soloff.

(4) Represents  stock options and/or warrants to purchase shares of Common Stock
    granted  to  Mr.  Drescher  by   Monroe  Parker  Securities.  See   'Certain
    Relationships and Related Transactions.'

(5) Includes 274,390 shares and 10,976 shares which are issuable upon exercise of currently-exercisable non-qualified stock options granted to Lauren H. Soloff and Daniel Grise, respectively, under the Company's Option Plan.

                                   PROPOSAL 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Grant Thornton LLP has been designated by the Board of Directors, subject to ratification by the Company's stockholders, to make an examination of the consolidated balance sheet of the Company as of June 30, 1997 and the related consolidated statements of income and cash flows for the fiscal year ending June 30, 1997, and for such other purposes incidental thereto as may be required. Grant Thornton LLP has been the Company's independent accountants since 1995.

     The Company expects that a representative of Grant Thornton LLP will be present at the meeting and will be available to respond to appropriate questions from stockholders. The representative from Grant Thornton LLP will have an opportunity to make a statement at the meeting if he so desires.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock or other equity securities to file with the Securities and Exchange Commission (the 'SEC') initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with during the fiscal year ended June 30, 1996.

                                 OTHER MATTERS

     The management of the Company does not know of any matters other than those stated in the Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to its stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expenses in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and fax.

     The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended June 30, 1996 (as filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to Lauren H. Soloff, Secretary, Sonics & Materials, Inc., W. Kenosia Avenue, Danbury, Connecticut 06810.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     All proposals of stockholders intended to be included in the proxy statement to be presented at the next Annual Meeting of Stockholders must be received at the Company's executive office in Danbury, Connecticut, no later than June 16, 1997.

                                          By Order of the Board of Directors

                                          Lauren H. Soloff
                                          Secretary

Dated: October 8, 1996

                                   APPENDIX I
                                   PROXY CARD

                            SONICS & MATERIALS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Sonics & Materials, Inc. (the 'Company') does hereby appoint ROBERT S. SOLOFF, LAUREN H. SOLOFF and JACK TYRANSKY, and each of them with full power of substitution and revocation, to vote all of the shares of Common Stock, par value $.03 per share, of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on November 13, 1996, and at any adjournment thereof, upon:

1. Election of Directors:

   [ ] FOR ALL NOMINEES LISTED BELOW                      [ ] WITHHOLD AUTHORITY
  (except as marked to the contrary below) to vote for all nominees listed below.

   Robert S. Soloff, Alan Broadwin, Jack Tyransky, Carole Soloff, Lauren H. Soloff, and Stephen J. Drescher.

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.

2. Ratification of appointment of Grant Thornton LLP. as independent public
   auditors.                                                                 [ ] FOR [ ] AGAINST [ ] ABSTAIN
3. The transaction of such other business as may properly come before the
   meeting.                                                                  [ ] FOR [ ] AGAINST [ ] ABSTAIN

     THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         (PLEASE SIGN ON REVERSE SIDE)

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby revokes any proxy or proxies heretofore given.

                                                Date: ____________________, 1996

                                                Signature: _____________________

                                                Signature: _____________________

                                                (PLEASE  SIGN  EXACTLY  AS  YOUR
                                                NAME  APPEARS   ABOVE.  IF   ANY
                                                SHARES ARE OWNED IN JOINT NAMES,
                                                EACH  JOINT OWNER  MUST SIGN. IF
                                                SIGNING AS EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE, ATTORNEY
                                                OR GUARDIAN, OR AS AN OFFICER OF
                                                A CORPORATION OR GENERAL PARTNER
                                                OF A  PARTNERSHIP,  PLEASE  ALSO
                                                GIVE YOUR FULL TITLE.)


                                                PLEASE   SIGN  AND  RETURN  THIS
                                                PROXY PROMPTLY  IN THE  ENCLOSED
                                                ENVELOPE. NO POSTAGE IS
                                                NECESSARY   IF  MAILED   IN  THE
                                                UNITED STATES.